Exhibit 99.1

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 2-25-2006	PAGE 1

A.	DATES	Begin	End	# days

1	Determination Date		3/16/2006
2	Payment Date		3/20/2006
3	Collection Period	1/29/2006	2/25/2006	28
4	Monthly Interest Period - Actual	2/21/2006	3/19/2006	27
5	Monthly Interest - Scheduled			30

B.	SUMMARY

				Principal Payment
		Initial Balance	Beginning Balance	1st Priority	Regular	Ending Balance	Note Factor
6	Class A-1 Notes	425,000,000.00	—	—	—	—	—
7	Class A-2 Notes	420,000,000.00	279,335,957.96	—	42,245,874.86	237,090,083.10	0.5645002
8	Class A-3 Notes	485,000,000.00	485,000,000.00	—	—	485,000,000.00	1.0000000
9	Class A-4 Notes	170,000,000.00	170,000,000.00	—	—	170,000,000.00	1.0000000
10	Certificates	185,393,258.00	185,393,258.00	—	—	185,393,258.00	1.0000000

11	Equals: Total Securities	$1,685,393,258.00	$1,119,729,215.96	$—	$42,245,874.86	$1,077,483,341.10

12	Total Securitization Value	$1,685,393,258.00	$1,153,437,081.96			$1,111,191,207.10

				Per $1000	Principal & Interest	Per $1000
		Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount
13	Class A-1 Notes	2.9850%	—	—	—	—
14	Class A-2 Notes	3.5200%	819,385.48	2.9333333	43,065,260.34	154.1701278
15	Class A-3 Notes	3.8200%	1,543,916.67	3.1833333	1,543,916.67	3.1833333
16	Class A-4 Notes	3.9400%	558,166.67	3.2833333	558,166.67	3.2833333

	Equals: Total Securities		2,921,468.81		45,167,343.67

C.	COLLECTIONS AND AVAILABLE FUNDS

17	Lease Payments Received	20,756,918.74
18	Sales Proceeds - Early Terminations	11,337,159.44
19	Sales Proceeds - Scheduled Terminations	15,342,570.67
20	Security Deposits for Terminated Accounts	139,548.99
21	Excess Wear and Tear Received	92,175.94
22	Excess Mileage Charges Received	223,781.00
23	Other Recoveries Received	1,017,254.88

24	Subtotal: Total Collections	48,909,409.66

25	Repurchase Payments	—
26	Postmaturity Term Extension	—
27	Investment Earnings on Collection Account	205,006.27

28	Total Available Funds, prior to Servicer Advances	49,114,415.93

29	Servicer Advance	—

30	Total Available Funds	49,114,415.93

31	Reserve Account Draw	—
32	Available for Distribution	49,114,415.93

D.	DISTRIBUTIONS

33	Payment Date Advance Reimbursement (Item 77)		—
34	Servicing Fee (Servicing and Administrative Fees paid pro rata):
35	Servicing Fee Shortfall from Prior Periods		—
36	Servicing Fee Due in Current Period		961,197.57
37	Servicing Fee Shortfall		—
38	Administration Fee (Servicing and Administrative Fees paid pro rata):
39	Administration Fee Shortfall from Prior Periods		—
40	Administration Fee Due in Current Period		5,000.00
41	Administration Fee Shortfall		—
42	Interest Paid to Noteholders		2,921,468.81
43	First Priority Principal Distribution Amount		—
44	Amount Paid to Reserve Account to Reach Specified Balance		—
45	Subtotal: Remaining Available Funds	45,226,749.55
46	Regular Principal Distribution Amount	42,245,874.86
47	Regular Principal Paid to Noteholders (lesser of Item 45 and Item 46)		42,245,874.86
48	Other Amounts paid to Trustees		—

49	Remaining Available Funds		2,980,874.69

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 2-25-2006	PAGE 2

E.	CALCULATIONS

50	Calculation of First Priority Principal Distribution Amount:
51	Outstanding Principal Amount of the Notes (Beg. of Collection Period)	934,335,957.96
52	Less: Aggregate Securitization Value (End of Collection Period)	(1,111,191,207.10)

53	First Priority Principal Distribution Amount (not less than zero)	—

54	Calculation of Regular Principal Distribution Amount:
55	Outstanding Principal Amount of the Notes (Beg. of Collection Period)	934,335,957.96
56	Less: First Priority Principal Distribution Amount	—
57	Less: Targeted Note Balance	(892,090,083.10)

58	Regular Principal Distribution Amount	42,245,874.86

59	Calculation of Targeted Note Balance:
60	Aggregate Securitization Value (End of Collection Period)	1,111,191,207.10
61	Less: Targeted Overcollateralization Amount (13% of Initial Securitization Value)	(219,101,124.00)

62	Targeted Note Balance	892,090,083.10

63	Calculation of Servicer Advance:
64	Available Funds, prior to Servicer Advances (Item 28)	49,114,415.93
65	Less: Payment Date Advance Reimbursement (Item 77)	—
66	Less: Servicing Fees Paid (Items 35, 36 and 37)	961,197.57
67	Less: Administration Fees Paid (Items 38, 39 and 40)	5,000.00
68	Less: Interest Paid to Noteholders (Item 42)	2,921,468.81
69	Less: 1st Priority Principal Distribution (Item 43)	—

70	Equals: Remaining Available Funds before Servicer Advance (If < 0, Available Funds Shortfall)	45,226,749.55
71	Monthly Lease Payments Due on Included Units but not received (N/A if Item 70 > 0)	N/A

72	Servicer Advance (If Item 70 < 0, lesser of Item 71 and absolute value of Item 70, else 0)	—

73	Total Available Funds after Servicer Advance (Item 70 plus Item 72)	45,226,749.55
74	Reserve Account Draw Amount (If Item 73 is < 0, Lesser of the Reserve Account Balance and Item 73)	—

75	Reconciliation of Servicer Advance:
76	Beginning Balance of Servicer Advance	—
77	Payment Date Advance Reimbursement	—
78	Additional Payment Advances for current period	—

79	Ending Balance of Payment Advance	—

F.	RESERVE ACCOUNT

80	Reserve Account Balances:
81	Specified Reserve Account Balance (1% of Initial Securitized Value)		16,853,932.58
82	Initial Reserve Account Balance		16,853,932.58
83	Beginning Reserve Account Balance		16,853,932.58
84	Plus: Net Investment Income for the Collection Period		56,405.27

85	Subtotal: Reserve Fund Available for Distribution		16,910,337.85
86	Plus: Deposit of Excess Available Funds to reach Specified Balance (Item 44)		—
87	Less: Reserve Account Draw Amount (Item 74)		—

88	Subtotal Reserve Account Balance		16,910,337.85
89	Less: Excess Reserve Account Funds to Transferor (If Item 88 > Item 81)		56,405.27

90	Equals: Ending Reserve Account Balance		16,853,932.58

91	Change in Reserve Account Balance from Immediately Preceding Payment Date		—

92	Current Period Net Residual Losses:	Units	Amounts
93	Aggregate Securitization Value for Scheduled Terminated Units	955	17,942,920.33
94a	Less: Aggregate Sales Proceeds for Current Month Scheduled Terminated Units		(15,438,844.66)
94b	Less: Aggregate Sales Proceeds & Recoveries for Prior Month Scheduled Terminated Units		(956,643.36)
95	Less: Excess Wear and Tear Received		(92,175.94)
96	Less: Excess Mileage Received		(223,781.00)

97	Current Period Net Residual Losses/(Gains)	955	1,231,475.37

98	Cumulative Net Residual Losses:
99	Beginning Cumulative Net Residual Losses	7,643	15,962,313.10
100	Current Period Net Residual Losses (Item 97)	955	1,231,475.37

101	Ending Cumulative Net Residual Losses	8,598	17,193,788.47

102	Cumulative Net Residual Losses/(Gains) as a % of Aggregate Initial Securitization Value		1.02%

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 2-25-2006	PAGE 3

G.	POOL STATISTICS

103	Collateral Pool Balance Data		Initial	Current

104	Initial Aggregate Securitization Value		1,685,393,258	1,111,191,207
105	Number of Current Contracts		72,157	55,348
106	Weighted Average Lease Rate		3.59%	3.54%
107	Average Remaining Term		27.48	16.01
108	Average Original Term		42.98	43.30
109	Monthly Prepayment Speed			79.82%
		Units	Book Amount	Securitization Value

110	Pool Balance - Beginning of Period	56,893	1,256,016,575	1,153,437,082
111	Depreciation/Payments		(19,048,964)	(13,167,467)
112	Gross Credit Losses	(36)	(649,747)	(702,043)
113	Early Terminations	(554)	(11,139,773)	(10,433,445)
114	Scheduled Terminations	(995)	(18,891,998)	(17,942,920)
115	Repurchase/Reallocation		—	—

116	Pool Balance - End of Period	55,348	1,206,286,093	1,111,191,207

117	Delinquencies Aging Profile - End of Period	Units	Securitization Value	Percentage

118	Current	54,713	1,099,420,824	98.94%
119	31 - 90 Days Delinquent	523	9,647,064	0.87%
120	90+ Days Delinquent	112	2,123,319	0.19%

121	Total	55,348	1,111,191,207	100.00%

122	Credit Losses:		Units	Amounts

123	Aggregate Securitization Value on charged-off units		36	702,043
124	Aggregate Liquidation Proceeds on charged-off units			(471,038)
125	Recoveries on charged-off units			—

126	Current Period Aggregate Net Credit Losses/(Gains)		36	231,005

127	Cumulative Net Credit Losses:
128	Beginning Cumulative Net Credit Losses		342	2,322,305
129	Current Period Net Credit Losses (Item 119)		36	231,005

130	Ending Cumulative Net Credit Losses		378	2,553,310

131	Cumulative Net Credit Losses/(Gains) as a % of Aggregate Initial Securitization Value			0.15%

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 2-25-2006	PAGE 4

SCHEDULED REDUCTION IN AGGREGATE SECURITIZATION VALUE

Scheduled
Payment Date	Reduction (1)
04/20/2006	37,076,304
05/20/2006	31,825,248
06/20/2006	28,872,021
07/20/2006	31,212,287
08/20/2006	45,735,460
09/20/2006	45,855,777
10/20/2006	45,833,864
11/20/2006	46,802,674
12/20/2006	47,949,458
01/20/2007	47,799,811
02/20/2007	39,950,590
03/20/2007	32,484,287
04/20/2007	33,679,425
05/20/2007	32,745,486
06/20/2007	26,203,557
07/20/2007	28,200,731
08/20/2007	33,282,051
09/20/2007	34,701,278
10/20/2007	39,312,145
11/20/2007	32,976,631
12/20/2007	30,756,528
01/20/2008	27,556,582
02/20/2008	21,651,028
03/20/2008	33,656,985
04/20/2008	44,846,245
05/20/2008	26,849,027
06/20/2008	31,909,602
07/20/2008	32,600,932
08/20/2008	22,742,026
09/20/2008	20,994,569
10/20/2008	19,832,274
11/20/2008	14,568,371
12/20/2008	20,613,336
01/20/2009	15,591,886
02/20/2009	831,515
03/20/2009	204,642
04/20/2009	203,100
05/20/2009	156,455
06/20/2009	174,032
07/20/2009	200,646
08/20/2009	237,977
09/20/2009	265,197
10/20/2009	508,337
11/20/2009	607,942
12/20/2009	775,994
01/20/2010	341,765
02/20/2010	11,536
03/20/2010	2,430
04/20/2010	1,163
Total:	1,111,191,207

(1)	This column represents the monthly reduction in the Aggregate Securitization Value, assuming
(a) each collection period is a calendar month rather than a fiscal month,
(b) timely receipt of all monthly rental payments and sales proceeds,
(c) no credit or residual losses and
(d) no prepayments (including defaults, purchase option exercises or other early lease terminations).
Actual cash flows are likely to vary from these amounts.